Exhibit 99.1

BanoAkfmericMa erriLlyl nch GlobaRleaElstatCeonference Septembe2r017

Forward-Looking Statements Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Any forward-looking statements contained in this presentation are intended to be made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: changes in the real estate industry, particularly in those markets in which our properties are located; our ability to raise equity or debt capital; the future amount of leasing activity and occupancy rates at our properties; the future rent rates we will be able to charge at our properties; the costs we may incur to lease space in our properties; our ability to declare or pay distributions to our shareholders and the amounts of such distributions; the credit quality of our tenants; the likelihood that our tenants will pay rent, renew leases, enter into new leases or be affected by cyclical economic conditions; our sales of properties; our ability to compete for tenancies effectively; our ability to pay interest on and principal of our debt; our ability to obtain credit facilities, and the availability of borrowings under those credit facilities; and our tax status as a REIT. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the sections entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016. NOTE: DatainpresentationasoJfune302, 017unlessotherwisenoted. Seepage12fodr efinitionsocfertaintermsusedinthepresentation. Seepage13foareconciliationonf on-GAAPmeasures. 2 September 2017

FOCUOSVNALUCEREATION 1225 Seventeenth Street Denver Chicago-based internally managed and self-advised office real estate investment trust (REIT) Corporate culture that incorporates Equity company values of alignment with stakeholders and focus on value creation Strategic priorities: — — — Emphasize financial flexibility Lease and operate entrepreneurially Allocate capital to grow net asset value opportunistically Continue asset sales, if prudent, to close the gap between net asset value and share price — 3 September 2017

IMPROVED PORTFOLIO QUALITY

Portfolio today is one-third the size it was in 2014 with a significant improvement in asset quality

	December 31, 2014	Current[1]
Properties	156	20
Square Feet	42.9 MSF	11.0 MSF
Cities	114	13
Annualized Cash NOI	$468mm[2]	$151mm[3]


Average Property Size (SF in 000's)
275
551
100% Increase
Portfolio as of December 31, 2014
Current Portfolio 1


ARR per Leased SF
$21.32
$27.52
29% Increase
Portfolio as of December 31, 2014
Current Portfolio 1


ARR per Property (000's)
$5,033
$13,288
164% Increase
Portfolio as of December 31, 2014
Current Portfolio 1

[1] *Current 20-property portfolio represents the same property portfolio as of 6/30/2017, excluding 6600 North Military Trail which was sold in August 2017.*
[2] *Annualized same property cash NOI for the quarter ended 12/31/2014.*
[3] *Annualized same property cash NOI for the quarter ended 6/30/2017 and adjusted for the sale of 6600 North Military Trail.*

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September 2017

PORTFOLIO CONCENTRATION

80% of ARR is concentrated in these select EQC markets



Austin

- 3 properties
- 1.7 MSF
- 95% Leased



Bellevue

- 2 properties
- 700 KSF
- 99% Leased



Chicago

- 2 properties
- 2.2 MSF
- 97% Leased



Denver

- 3 properties
- 1.5 MSF
- 92% Leased



Philadelphia

- 2 properties
- 2.1 MSF
- 82% Leased

Note: Percent leased statistics shown as of 8/31/2017.

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September 2017

SIGNIFICANT BALANCE SHEET CAPACITY

$4.7bn in asset sales and $2.4bn of deleveraging have created significant balance sheet capacity for future opportunities

$2.5bn of cash[1] | $20 per share

$750mm Undrawn Unsecured Credit Facility	**22.1%** Debt to Adjusted Total Assets	**0.7%** Secured Debt to Adjusted Total Assets
3.1x Fixed Charge Coverage	**$135mm** Annualized interest expense savings[2]	**(4.5)x** Net Debt to Adjusted EBITDA

Note: Asset Sales and Cash Balance as of 9/8/2017; all other data as of 6/30/2017 unless otherwise noted.

[1] See Cash Balance definition on page 12.

[2] Annualized interest expense savings calculated on preferred share and debt repayments from 12/31/2014 to 6/30/2017 and also including the $250mm 6.65% Senior Unsecured Notes redeemed on 7/15/2017.

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September 2017

IMPLIED CAP RATE

With substantial progress repositioning the company to date, the portfolio continues to trade at a meaningful discount to NAV

- Sold $4.9bn of lower quality assets in less favorable markets, at a weighted average cap rate in the low 7% range
- EQC shares, backed by a 20-property portfolio of higher quality assets in stronger markets, trade at a 7% implied cap rate
  - Implied cap rate utilizes 2Q17 Annualized Adjusted Cash NOI of $170mm with a commenced occupancy of 85.5%
  - 70% of Annualized Rental Revenue is from Class A office assets

		Total Sales	Weighted Average Cap Rate Range
2014	$	920,700	N/A[3]
2015		1,999,413	low-7%
2016		1,259,895	high 6%
2017		755,675	mid-8%
Total	$	4,935,683	low-7%

Implied Cap Rate Analysis[1]		
Common Equity (as of 9/08/2017)	$	3,868,646
Debt		859,667
Preferred Equity		122,880
Total Market Capitalization	$	4,851,193
Less: Cash Balance[2]	$	2,504,960
Less: Other assets/liabilities, net		(69,273)
Implied RE Value	**$**	**2,415,507**
2Q17 SP Cash NOI - Annualized	$	151,264
2Q17 SP Free Rent - Annualized		18,800
Annualized Adjusted Cash NOI	**$**	**170,064**
Implied Cap Rate		**7.0%**

Markets		% of EQC ARR	Class A Market Cap Rates[4]	Class B Market Cap Rates[4]
Austin	CBD	2.4%	5.50%	6.25%
	SUB	9.5%	6.50%	7.50%
Bellevue/Seattle	CBD	11.0%	4.75%	5.50%
Boston	CBD	4.1%	5.25%	5.50%
Chicago	CBD	25.0%	5.75%	6.75%
Denver	CBD	8.0%	5.50%	7.00%
	SUB	6.3%	7.25%	8.25%
Philadelphia	CBD	17.7%	6.75%	7.75%
Washington D.C.	CBD	6.1%	5.00%	5.50%
Total/ Weighted Avg		90.0%	5.91%	6.85%

Note: Dollars in charts shown in thousands.
[1] See Implied Cap Rate definition on page 12.
[2] See Cash Balance definition on page 12.
[3] Sales in 2014 include proceeds from the sale of SIR common shares for $704.8 million and as a result a cap rate is not applicable.
[4] Market cap rates as of 6/30/2017 per CBRE.

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September 2017

STRATEGIC FOCUS

Focus on closing the gap between our stock price and NAV by continuing to reposition the portfolio, while increasingly shifting focus to capital allocation

- **Keen focus on leasing opportunities**
  - 1735 Market Philadelphia, PA – 116 KSF leased but not yet occupied; 247 KSF vacant; 80.8% leased[1]
  - 1225 Seventeenth Street Denver, CO – 28 KSF leased but not yet occupied; 113 KSF vacant; 83.1% leased[1]
- **Get ahead of large upcoming vacancies**
  - 333 108th Avenue Bellevue, WA – Focused on backfilling the Expedia space, ~427 KSF expected vacancy at the beginning of 2020, the largest block of space in a strong, large tenant market
- **Evaluate organic growth opportunities**
  - 1 MSF potential development opportunity at Bellevue Corporate Plaza (600 E 108th Ave NE)
  - Research Park sits on 177 acres of land in Austin, TX
- **Continue to sell assets when prudent**
  - Balancing leasing efforts with dispositions when able to achieve attractive pricing
- **Preserve balance sheet capacity for future growth opportunities**
  - Cash balance of $2.5bn, or $20 per share, including marketable securities
  - Minimal near-term maturities with $860mm of debt outstanding[2]
  - Remain disciplined when evaluating capital allocation opportunities, including new investments, share repurchases, debt repayments and special distributions

[1] Percent leased as of 8/31/2017.
[2] Adjusted for the redemption of the $250 mm 6.65% Senior Unsecured Notes on 7/15/2017.

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September 2017

RECENT LEASING

159 KSF New Leasing July & August 2017

988 KSF Total Leasing YTD 2017









1735 Market
Philadelphia, PA

- Signed a new 67 KSF 10-year lease in August
- Property now 80.8% leased
- 152 KSF leased YTD

600 W. Chicago
Chicago, IL

- Signed a new 27 KSF 12-year lease in August
- Property is now 97.9% leased

1601 Dry Creek
Longmont, CO

- Renewed 86 KSF through 2031
- Secured tenancy of building's largest roll and extended average lease term

1600 Market
Philadelphia, PA

- Renewed 233 KSF through 2031
- Secured tenancy of building's largest roll and extended average lease term

Note: Leasing statistics shown as of 8/31/2017.

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September 2017

LEASE EXPIRATION & TOP TENANT OVERVIEW

- Minimal near-term expirations, only 700 KSF rolling through the end of 2018
  - — 988 KSF of total leasing, 423 KSF of new leasing, YTD 2017
- Weighted average lease term for largest tenants of 9.1 years

Lease Expiration Schedule (% of Leased Square Feet)[1]



2.2%
5.1%
11.5%
13.0%
8.7%
6.6%
5.7%
1.5%
3.2%
5.9%
36.6%
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
Thereafter

Largest Tenants [1]

Tenant	Square Feet (000s)[2]	% of Total SF[2]	% of Annualized Rental Revenue (ARR)	Weighted Avg Remaining Lease Term (years)
Expedia, Inc.	427	3.7%	7.7%	2.5
Groupon, Inc.	376	3.2%	4.5%	8.6
PNC Financial Services Group	363	3.1%	4.1%	9.5
Flextronics International Ltd.	1,051	9.0%	4.0%	12.5
Ballard Spahr LLP	219	1.9%	3.1%	12.6
RE/MAX Holdings, Inc.	248	2.1%	2.9%	10.8
Georgetown University	240	2.1%	2.5%	2.3
Echo Global Logistics, Inc.	226	1.9%	2.3%	10.3
West Corporation	336	2.9%	2.2%	11.6
Wm. Wrigley Jr. Company	150	1.3%	2.1%	4.6
ProQuest, LLC	131	1.1%	1.6%	3.8
Level 3 Communications, LLC	95	0.8%	1.6%	8.6
Total / Weighted Average	**3,862**	**33.1%**	**38.5%**	**9.1**

[1] Lease Expiration Schedule and Largest Tenants exclude properties sold through 9/8/2017; data as of 8/31/2017 and 6/30/2017, respectively. Largest Tenants schedule shows tenants over 1.5% of ARR.
[2] Square footage is pursuant to existing leases as of 6/30/2017 and includes (i) space being fit out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

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September 2017

DISPOSITION ACTIVITY

Completed $756mm of dispositions YTD in 2017; 5 properties totaling 2.3 MSF in various stages of the sale process

2017 Disposition Detail[1]

Period	Portfolio	City	State	SF (000's)	No. of Properties	No. of Buildings	Type	Leased %	Sale Price (000's)	PSF	Cap Rate Range
1Q 2017	111 Market Place[2]	Baltimore	MD	589	1	1	Office	95.4%	$60,100	$102	Low 5%
	4515 & 4516 Seton Center Parkway	Austin	TX	238	2	2	Office	95.6%	$52,450	$221	Mid-7%
	Cabot Business Park Land	Mansfield	MA	0	0	0	Land	N/A	$575	N/A	N/A
2Q 2017	Parkshore Plaza	Folsom	CA	271	1	4	Office	73.1%	$40,000	$148	Mid-6%
	25 S. Charles Street	Baltimore	MD	359	1	1	Office	94.2%	$24,500	$68	N/A
	802 Delaware Avenue	Wilmington	DE	241	1	1	Office	100.0%	$34,000	$141	Low-7%
3Q 2017	1500 Market	Philadelphia	PA	1,759	1	1	Office	91.2%	$328,000	$186	Mid-7%
	Five-Property Portfolio[3]	Various		1,002	7	5	Various	92.1%	$84,000	$84	Low-10%
	6600 North Military Trail	Boca Raton	FL	640	3	1	Office	100.0%	$132,050	$206	Low-13%
2017	**Total**			**5,099**	**17**	**16**		**92.8%**	**$755,675**	**$148**	**Mid-8%**

[1] Sales through 9/8/2017.
[2] Proceeds from the sale of 111 Market Place after credits for contractual lease costs, capital, and rent abatements were $44.1mm.
[3] The Five-Property Portfolio consists of 820 W. Diamond (Gathersburg, MD), Danac Stiles Business Park (Rockville, MD), 2250 Pilot Knob Road (Mendota Heights, MN), 411 Farwell Avenue (South St. Paul, MN) and 4700 Belleview Avenue (Kansas City, MO).

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September 2017

DEFINITIONS Adjusted Total Assets Includes original cost of real estate assets plus capital improvements, both calculated in accordance with GAAP, and excludes depreciation and amortization, accounts receivable, other intangible assets and impairment write downs, if any. Annualized Adjusted EBITDA Annualized Adjusted EBITDA is Adjusted EBITDA for the three months ended June 30, 2017 multiplied by four. A reconciliation to net income is included in the company’s Second Quarter 2017 Supplemental Operating and Financial Data, which is available on the Investor Relations section of www.eqcre.com. Annualized rental revenue Annualized rental revenue (ARR) is annualized contractual rents from our tenants pursuant to leases which, unless otherwise noted, have commenced as of June 30, 2017, plus estimated recurring expense reimbursements; includes triple net lease rents and excludes lease value amortization, straight line rent adjustments, abated (“free”) rent periods and parking revenue. We calculate annualized rental revenue by aggregating the recurring billings outlined above for the most recent month during the quarter reported, adding abated rent, and multiplying the sum by 12 to provide an estimation of near-term potentially-recurring revenues. During 4Q 2014 and 1Q 2015, ARR included revenue from straight line rent adjustments and excluded revenue during free rent periods. Cash Balance Cash Balance reflects the current cash balance as of September 8, 2017 plus marketable securities as of June 30, 2017. Implied Cap Rate Implied Cap Rate is Total Market Capitalization less Cash Balance and less Other assets/liabilities, net to determine Implied Real Estate (RE) Value. EQC common stock price is as of September 8, 2017 and was $30.88 per share. Debt is as of June 30, 2017 and is adjusted for the $250mm 6.65% bond redemption on July 15, 2017. 2Q17 Cash NOI – Annualized is adjusted to exclude the sale of 6600 North Military Trail, which closed in August 2017. 2Q17 SP Annualized Free Rent is the amount of free rent recorded during the three months ending June 30, 2017 multiplied by 4. 2Q17 SP Annualized Adjusted Cash NOI does not reflect the $7mm in rent from leases signed but not commenced as of June 30, 2017. Common Shares and common shares issuable from RSUs & LTIP Units as of June 30, 2017 is 125,280,000. Net Debt Net debt is total debt minus cash and cash equivalents as of June 30, 2017. 12 September 2017

SAMPEROPERTCYASNHORIECONCILIATION Reconciliation of Same Property Cash Basis NOI For the Historical Periods Presented Herein (In thousands) Depreciation and amortization General and administrative Loss on asset impairment 23,922 11,960 18,428 58,839 16,760 167,145 Noncash rental income and lease termination fees (4,839) (1,703) Cash Basis NOI from non-same properties (11,660) 11 x 4 x 4 13 September 2017 Annualized Same property Cash Basis NOI $ 151,264 $ 467,832 Same property Cash Basis NOI $ 37,816 $ 116,958 Cash Basis NOI $ 49,476 $ 116,947 NOI $ 54,315 $ 118,650 Operating income $ 5 $ (124,094) Three Months Three Months Ended Ended June 30, 2017 December 31, 2014